UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2025

Invest Green Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42972	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 Park Avenue, 9th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(332) 275-5814

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one Right	IGACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	IGAC	The Nasdaq Stock Market LLC
Rights, each Right to acquire one-tenth (1/10) of one Class A Ordinary Share	IGACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 26, 2025, Invest Green Acquisition Corporation (the “Company”) completed (i) its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), which included the full exercise of the underwriters’ over-allotment option, at an offering price of $10.00 per Unit, with each Unit consisting of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right (each, a “Right”) entitling the holder thereof to receive one-tenth of one Class A Ordinary Share upon the completion of an initial business combination, generating gross proceeds of $172,500,000 (before underwriting discounts and commissions and offering expenses), and (ii) a private placement of an aggregate of 870,000 private placement units (the “Private Placement Units”) to IG SPAC Sponsor LLC (the “Sponsor”), Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC (“CCM”) at a price of $5.00 per Private Placement Unit, generating gross proceeds of $4,350,000, as follows: (A) 480,000 Private Placement Units ($2,400,000 in the aggregate) with the Sponsor and (B) 390,000 Private Placement Units ($1,950,000 in the aggregate) with CCM (collectively, the “Private Placement”).

A total of $172,500,000 of the net proceeds from the IPO and the Private Placement (which includes the underwriters’ deferred discount of up to $6,900,000) was placed in a trust account with Continental Stock Transfer and Trust Company established for the benefit of the Company’s public shareholders and the underwriters of the IPO. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 to pay dissolution expenses, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

An audited balance sheet as of November 26, 2025, reflecting receipt of the proceeds upon consummation of the IPO and Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Audited Balance Sheet
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVEST GREEN ACQUISITION CORPORATION

By:	/s/ Andrew McLean
	Name:	Andrew McLean
	Title:	Chief Executive Officer

Date: December 3, 2025

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